Accrued Liabilities	12 Months Ended
Dec. 31, 2019
Accrued Liabilities [Abstract]
Accrued Liabilities

7. ACCRUED LIABILITIES

Other accrued expenses consisted of the following at December 31, 2019 and 2018 (in thousands):

	2019	2018
Advances	$500	$-
Board compensation	413	413
Other accrued expenses	168	150
	$1,081	$563

Advances are amounts received from litigation counsel as advanced reimbursement of out-of-pocket expenses expected to be incurred by us.  Board compensation of $0.4 million at December 31, 2019 and 2018 represents accrued and unpaid board and committee fees from prior periods.  In the first quarter of 2020, current and prior board members agreed to waive unpaid cash fees in exchange for share-based compensation awards with an aggregate grant-date fair value of approximately $0.1 million (see Note 18).